UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 22, 2015

Spark Networks, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32750	20-8901733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11150 Santa Monica Boulevard, Suite 600, Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

(310) 893-0550

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On January 22, 2015, the Board of Directors (the “Board”) of Spark Networks, Inc. (the “Company”) adopted a revised Code of Business Conduct and Ethics (“Revised Code”) that amended, restated, and replaced the prior Code of Business Conduct and Ethics (“Prior Code”) applicable to the Company and its subsidiaries, effective as of January 22, 2015. The additional provisions mainly describe the Foreign Corrupt Practices Act (the “FCPA”) and clarify that employees of the Company are required to understand and comply with all anti-corruption laws and regulations including, but not limited to, the FCPA.

A copy of the Revised Code is filed herewith as Exhibit 14.1 and is incorporated into this Item 5.05 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

14.1	Code of Business Conduct and Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARK NETWORKS, INC.

Date: January 22, 2015	By:	/s/ Brett Zane
	Name:	Brett Zane
	Title:	Chief Financial Officer

Exhibit Index

14.1	Code of Business Conduct and Ethics